CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption "Financial Statements and Experts" in the Prospectus/Proxy Statement of Touchstone Funds Group Trust relating to the reorganization of the Touchstone Mazama Institutional Growth Fund, a portfolio of Touchstone Institutional Funds Trust, into the Touchstone Mazama Growth Fund, a portfolio of Touchstone Funds Group Trust, and to the incorporation by reference of our report dated February 26, 2010, with respect to the financial statements and financial highlights of the Touchstone Mazama Institutional Growth Fund in this Registration Statement on Form N-14 of Touchstone Institutional Funds Trust, filed with the Securities and Exchange Commission.

We also consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information dated January 28, 2010, and to the incorporation by reference of our report, dated November 30, 2009, with respect to the financial statements and financial highlights of the Touchstone Funds Group Trust included in the Annual Report for the year ended September 30, 2009, in Post-Effective Amendment Number 51 to the Registration Statement (Form N-1A, 1933 No. 33-70958) as filed with the Securities and Exchange Commission on January 28, 2010, which is incorporated by reference into the Prospectus and Statement of Additional Information included in this Registration Statement on Form N-14 of Touchstone Institutional Funds Trust.

We also consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information dated May 1, 2009, and to the incorporation by reference of our report, dated February 26, 2009 on the financial statements and financial highlights of the Touchstone Mazama Institutional Growth Fund included in the Annual Report for the year ended December 31, 2008, in Post-Effective Amendment Number 9 to the Registration Statement (Form N-1A, 1933 No. 333-119865) as filed with the Securities and Exchange Commission on April 30, 2009, which is incorporated by reference into the Prospectus and Statement of Additional Information included in this Registration Statement on Form N-14 of Touchstone Institutional Funds Trust.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
April 5, 2010